Exhibit 32.1
CERTIFICATION OF CEO PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of APi Group Corporation (the “Company”) for the quarterly period ended June 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Russell Becker, as President and Chief Executive Officer, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:
1.The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 30, 2026	By:	/s/ Russell A. Becker
	Name:	Russell A. Becker
	Title:	President and Chief Executive Officer